ASSIGNMENT AND ASSUMPTION AGREEMENT


        ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of June 29, 2004, between Residential Funding Corporation, a Delaware corporation ("RFC") and Residential Asset Mortgage Products, Inc., a Delaware corporation (the "Company").

                                    Recitals

        RFC has entered into seller contracts ("Seller Contracts") with the seller/servicers.

     The Company wishes to purchase from RFC certain Mortgage Loans (as hereinafter defined) originated pursuant to the Seller Contracts with respect thereto.

     The Company, RFC, as master servicer, and JPMorgan Chase Bank, as trustee (the "Trustee"), are entering into a Pooling and Servicing Agreement dated as of June 1, 2004 (the "Pooling and Servicing Agreement"), pursuant to which the Trust will issue Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RZ2 (the "Certificates") consisting of fifteen classes designated as Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, Class A-IO, Class A-II, Class SB-1, Class SB-2, Class R-I, Class R-II, Class R-III, Class R-IV and Class R-V, representing beneficial ownership interests in a trust fund consisting primarily of a pool that will be divided into (i) the fixed rate one- to two-family mortgage loans identified on Exhibit F-1 to the Pooling and Servicing Agreement (the "Group I Loans") and (ii) the adjustable rate one- to two-family mortgage loans identified on Exhibit F-2 to the Pooling and Servicing Agreement (the "Group II Loans," and together with the Group I Loans and Group II Loans, the "Mortgage Loans").

     In connection with the purchase of the Mortgage Loans, the Company will assign to RFC the Class SB-1, Class SB-2, Class R-I, Class R-II, Class R-III, Class R-IV and Class R-V Certificates (collectively, the "Retained Certificates").

     In connection with the purchase of the Mortgage Loans and the issuance of the Certificates, RFC wishes to make certain representations and warranties to the Company and to assign certain of its rights under the Seller Contracts to the Company, and the Company wishes to assume certain of RFC's obligations under the Seller Contracts.

                      The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan.

        NOW THEREFORE, in consideration of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

               All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

     Concurrently with the execution and delivery hereof, RFC hereby assigns to the Company without recourse all of its right, title and interest in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date). In consideration of such assignment, RFC will receive from the Company, in immediately available funds, an amount equal to $477,559,031.31, including accrued interest, and the Retained Certificates. In connection with such assignment and at the Company's direction, RFC has in respect of each Mortgage Loan endorsed the related Mortgage Note (other than any Destroyed Mortgage Note) to the order of the Trustee and delivered an assignment of mortgage in recordable form to the Trustee or its agent. A Destroyed Mortgage Note means a Mortgage Note the original of which was permanently lost or destroyed.

               The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this Section 2 shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company. It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by RFC to the Company to secure a debt or other obligation of RFC. Nonetheless, (a) this Agreement is intended to be and hereby is deemed to be a security agreement within the meaning of Articles 8 and 9 of the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be a grant by RFC to the Company of a security interest in all of RFC's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party", or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and
(d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. RFC shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date, and the Company shall file, or shall cause to be filed, at the expense of RFC, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Company's security interest in or lien on the Mortgage Loans including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of RFC or the Company,
(2) any change of location of the place of business, state of formation or the chief executive office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

                      Concurrently with the execution and delivery hereof, the Company hereby assigns to RFC without recourse all of its right, title and interest in and to the Retained Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

                      RFC represents and warrants to the Company that on the date of execution hereof (or, if otherwise specified below, as of the date so specified):

               (a) The information set forth in the Mortgage Loan Schedule for such Mortgage Loans is true and correct in all material respects as of the date or dates respecting which such information is furnished;

               (b) Each Mortgage Loan  constitutes  a qualified  mortgage  under
        Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

               (c) Immediately prior to the conveyance of the Mortgage Loans to the Trustee, RFC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

               (d) Each Mortgage Note constitutes a legal, valid and binding obligation of the Mortgagor enforceable in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditors' rights;

               (e) To the best of RFC's knowledge as of the Cut-off Date, there is no default, breach, violation or event of acceleration existing under the terms of any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such default, breach, violation or event of acceleration has been waived by RFC or by any other entity involved in servicing a Mortgage Loan;

               (f) As of the Cut-off Date, none of the Mortgage Loans are 30 days or more delinquent in payment of principal and interest;

               (g) None of the Mortgage Loans are Buydown Mortgage Loans;

               (h) To the best of RFC's knowledge, there is no delinquent tax or assessment lien against any related Mortgaged Property;

               (i) No Mortgagor has any valid right of offset, defense or counterclaim as to the related Mortgage Note or Mortgage, except as may be provided under the Relief Act;

               (j) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government;

               (k) (1) The proceeds of each Mortgage Loan have been fully disbursed and (2) to the best of Seller's knowledge, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor (including any escrow funds held to make Monthly Payments pending completion of such improvements) have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

               (l) To the best of RFC's knowledge, with respect to each Mortgage Loan, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except such liens that are insured or indemnified against by a title insurance policy;

               (m) With respect to each Mortgage Loan, a policy of title insurance was effective as of the closing of each Mortgage Loan, is valid and binding, and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided;

               (n) To the best of RFC's knowledge, each Mortgaged Property is free of damage and in good repair and no notice of condemnation has been given with respect thereto and RFC knows of nothing involving any Mortgaged Property that could reasonably be expected to materially adversely affect the value or marketability of any Mortgaged Property;

               (o) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder adequate to realize the benefits of the security against the Mortgaged Property, including
        (i) in the case of a Mortgage that is a deed of trust, by trustee's sale, or (ii) by judicial foreclosure or, if applicable, non-judicial foreclosure, and to the best of RFC's knowledge, there is no homestead or other exemption available to the Mortgagor that would interfere with such right to sell at a trustee's sale or right to foreclosure, subject in each case to applicable federal and state laws and judicial precedents with respect to bankruptcy and right of redemption;

               (p) To the best of RFC's knowledge, with respect to each Mortgage that is a deed of trust, a trustee duly qualified under applicable law to serve as such is properly named, designated and serving, and except in connection with a trustee's sale after default by a Mortgagor, no fees or expenses are payable by the seller or RFC to the trustee under any Mortgage that is a deed of trust;

               (q) If the improvements securing a Mortgage Loan are located in a federal designated special flood hazard area, flood insurance in the amount required under the Program Guide covers such Mortgaged Property (either by coverage under the federal flood insurance program or by coverage from private insurers);

               (r) With respect to each Mortgage Loan, any appraisal made in connection with the origination of the Mortgage Loan was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

               (s) Each Mortgage Loan is covered by a standard hazard insurance policy;

               (t) To the best of RFC's knowledge, any escrow arrangements established with respect to any Mortgage Loan are in compliance with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note;

               (u) No Mortgage Loan was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia;

               (v) None of the Group I Loans and none of the Group II Loans are secured by a leasehold estate. If any of the Mortgage Loans are secured by a leasehold interest, with respect to each leasehold interest: the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; residential property in such area consisting of leasehold estates is readily marketable; the lease is recorded and no party is in any way in breach of any provision of such lease; the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

               (w) Each Mortgage Loan as of the time of its origination complied in all material respects with all applicable local, state and federal laws, including, but not limited to, all applicable predatory lending laws;

               (x) None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994. With the exception of Mortgage Loans secured by property in the state of New Jersey, none of the Mortgage Loans are loans that are referred to as "high cost" or "covered" loans or any other similar designation under applicable state or local law in effect at the time of origination of such loan if the law imposes greater restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees. None of the Mortgage Loans secured by property in the state of New Jersey are considered "high-cost home loans" under the New Jersey Home Ownership Security Act of 2002. None of the Mortgage Loans that are non-purchase money loans secured by property in the state of New Jersey are considered " covered home loans" under the New Jersey Home Ownership Security Act of 2002;

               (y) The principal balance at origination for each Group II Mortgage Loan that is secured by a single family property located in any state other than the States of Alaska or Hawaii did not exceed $333,700. The principal balance at origination for each Group II Mortgage Loan that is secured by a single family property located in the States of Hawaii or Alaska did not exceed $500,550. The principal balance at origination for each Group II Mortgage Loan that is secured by a two-, three- or four- family property located in any state other than the States of Alaska or Hawaii did not exceed $427,150, $516,300 or $641,650, respectively. The principal balance at origination for each Group II Mortgage Loan that is secured by a two-, three- or four- family property located in the States of Hawaii or Alaska did not exceed $640,725, $774,450 and $962,475, respectively;

               (z) To the best of RFC's knowledge, the Subservicer for each Mortgage Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner;

               (aa) None of the proceeds of any Mortgage Loan were used to finance the purchase of single premium credit insurance policies;

               (bb) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in Appendix E of the Standard & Poor's Glossary For File Format For LEVELS(R) Version 5.6 Revised (attached hereto as Exhibit A); provided that no representation and warranty is made in this clause (bb) with respect to any Mortgage Loan secured by a Mortgaged Property located in the States of Kansas or West Virginia;

               (cc) No Mortgage Property consists of a mobile home or a manufactured housing unit that is not permanently affixed to its foundation;

               (dd) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder; and

               (ee) With respect to each Mortgage Loan, either (i) each Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder or (ii) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note.

        Upon discovery by RFC or upon notice from the Company or the Trustee of a breach of the foregoing representations and warranties in respect of any Mortgage Loan, or upon the occurrence of a Repurchase Event as described in
Section 5 below, which materially and adversely affects the interests of any holders of the Certificates, the Certificate Insurer or the Company in such Mortgage Loan (notice of which breach or occurrence shall be given to the Company by RFC, if it discovers the same), RFC shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or, except as otherwise provided in
Section 2.04 of the Pooling and Servicing Agreement, either (i) purchase such Mortgage Loan from the Trustee or the Company, as the case may be, at a price equal to the Purchase Price for such Mortgage Loan or (ii) substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan in the manner and subject to the limitations set forth in Section 2.04 of the Pooling and Servicing Agreement. Notwithstanding the foregoing, it is understood by the parties hereto that a breach of the representations and warranties made in any of clause (u), (x), (y), (z) or (aa) of this Section 4 with respect to any Group II Loan will be deemed to materially and adversely affect the interests of the Holders of the Certificates in the related Mortgage Loan. Notwithstanding the foregoing, RFC shall not be required to cure breaches, Repurchase Events or purchase or substitute for Mortgage Loans as provided above if the substance of such breach or Repurchase Event also constitutes fraud in the origination of the Mortgage Loan. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this
Section 4 was the representation set forth in clause (w) of this Section 4, then RFC shall pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

               With respect to each Mortgage Loan, a repurchase event ("Repurchase Event") shall have occurred if it is discovered that, as of the date hereof, the related Mortgage was not a valid first lien on the related Mortgaged Property subject only to (i) the lien of real property taxes and assessments not yet due and payable, (ii) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are listed in the Program Guide and (iii) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the Mortgaged Property. In addition, with respect to any Mortgage Loan as to which the Company delivers to the Trustee or the Custodian an affidavit certifying that the original Mortgage Note has been lost or destroyed, if such Mortgage Loan subsequently is in default and the enforcement thereof or of the related Mortgage is materially adversely affected by the absence of the original Mortgage Note, a Repurchase Event shall be deemed to have occurred and RFC will be obligated to repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

               Concurrently with the execution and delivery hereof, RFC hereby assigns to the Company, and the Company hereby assumes, all of RFC's rights and obligations under the Seller Contracts with respect to the Mortgage Loans to be serviced under the Pooling and Servicing Agreement, insofar as such rights and obligations relate to (a) any representations and warranties regarding a Mortgage Loan made by a Seller under any Seller Contract and any remedies available under the Seller Contract for a breach of any such representations and warranties if (i) the substance of such breach also constitutes fraud in the origination of the Mortgage Loan or (ii) the representation and warranty relates to the absence of toxic materials or other environmental hazards that could affect the Mortgaged Property, or (b) the Seller's obligation to deliver to RFC the documents required to be contained in the Mortgage File and any rights and remedies available to RFC under the Seller Contract in respect of such obligation or in the event of a breach of such obligation; provided that, notwithstanding the assignment and assumption hereunder, RFC shall have the concurrent right to exercise remedies and pursue indemnification upon a breach by a Seller under any Seller Contract of any of its representations and warranties.

               RFC hereby represents and warrants to the Company that, with respect to each Mortgage Loan, the REMIC's tax basis in each Mortgage Loan as of the Closing Date is equal to or greater than 100% of the Stated Principal Balance thereof.

                            [Signature Page Follows]

               This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

        IN WITNESS WHEREOF, the parties have entered into this Assignment and Assumption Agreement as of the date first above written.



                                            RESIDENTIAL FUNDING CORPORATION



                                            By:
                                               ---------------------------------
                                               Name:  Julie Steinhagen
                                               Title:    Managing Director



                           RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:
                                               ---------------------------------
                                               Name: Michael Mead
                                               Title:    Vice President

                                   EXHIBIT A

                APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                  FILE FORMAT FOR LEVELS(R) VERSION 5.6 REVISED

                              REVISED July 7, 2004

APPENDIX E - Standard & Poor's Anti-Predatory Lending Categorization


Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.



STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

                                                                           Category under
                                                                             Applicable
 State/Jurisdiction           Name of Anti-Predatory Lending        Anti-Predatory Lending
                                       Law/Effective Date                        Law

Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.
                                                           -- ---

                             Effective July 16, 2003

Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                           ss.ss.757.01 et seq.
                                        -- ---

                             Effective June 2, 2003

Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann.ss.ss.5-3.5-101 et seq.
                                                       -- ---

                             Effective for covered loans offered or entered into on or after January 1, 2003. Other provisions of the Act took effect on June 7, 2002

Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat.ss.ss.
                             36a-746 et seq.
                                     -- ---

                             Effective October 1, 2001

District of Columbia         Home Loan Protection Act, D.C. Codess.ss. Covered Loan
                             26-1151.01 et seq.
                                        -- ---

                             Effective for loans closed on or after
                             January 28, 2003

                                       9

Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.
                                      -- ---

                             Effective October 2, 2002

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.
                                              -- ---

                             Effective October 1, 2002 - March 6,
                             2003

Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.
                                              -- ---

                             Effective for loans closed on or after
                             March 7, 2003

HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R. ss.ss. 226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002

Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.
                                                        -- ---

                             Effective January 1, 2004 (prior to this date, regulations under Residential Mortgage License Act effective from May 14, 2001)

Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                           ss.ss.16a-1-101 et seq.                     Consumer Loan (id.ss.
                                                                       16a-3-207)
                                and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999

                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)

Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                             Effective June 24, 2003

Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A,ss.ss.8-101 et seq.                    Mortgage

                             Effective September 29, 1995 and as
                             amended from time to time

                                       10

Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                                   -- ---
                             et seq.
                             -- ---

                             Effective March 22, 2001 and amended
                             from time to time

Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                           ss.ss.598D.010 et seq.
                                          -- ---

                             Effective October 1, 2003

New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.
                             -- ---

                             Effective for loans closed on or after
                             November 27, 2003

New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat. ss.ss. 58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004

New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003

North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)

Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss.1349.25 et seq.
                                         -- ---

                             Effective May 24, 2002

Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004

                                       11

South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004

West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.
                                                        -- ---

                             Effective June 5, 2002


STANDARD & POOR'S COVERED LOAN CATEGORIZATION

    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.
                                              -- ---

                             Effective October 1, 2002 - March 6,
                             2003

                                       12

New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.
                             -- ---

                             Effective November 27, 2003 - July 5,
                             2004


STANDARD & POOR'S HOME LOAN CATEGORIZATION

    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.
                                              -- ---

                             Effective October 1, 2002 - March 6,
                             2003

New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.
                             -- ---

                             Effective for loans closed on or after
                             November 27, 2003

New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat. ss.ss. 58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004

North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)

South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004

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